SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Debt (Policies)	Sep. 30, 2025
December 31, 2024
Debt

Debt

The Company accounts for its debt obligations in accordance with ASC 470, Debt. Debt is recognized at the principal amount net of applicable debt discounts or premiums, which are amortized over the term of the related instrument using the effective interest method. Fees and costs directly related to the issuance of debt are capitalized and presented as a deduction from the carrying amount of the liability and are amortized over the life of the related debt instrument. Interest expense is recorded as incurred. If a debt modification or extinguishment occurs, the Company evaluates whether the transaction should be accounted for as a modification or extinguishment in accordance with ASC 470-50. The weighted-average interest rate of short-term debt outstanding as of December 31, 2024 and 2023 was 13.5% and 11.7%, respectively.